SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2008

ESP ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-49896	84-1493159
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 53846, Lafayette, LA 70505
(Address of principal executive offices) (Zip Code)

337-706-7056
(Registrant's telephone number)

 (Former name and former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2008, our Board of Directors approved by unanimous written consent a change in our fiscal year end from April 30 to December 31.

 ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c )  Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESP ENTERPRISES, INC.

Dated: March 31 , 2008	By:	/s/ David Dugas
David Dugas President